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                                                                  EXHIBIT 23
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          CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 353-112766 and 333-115043) and Form S-8 (Nos. 33-83160 and 33-06565) of Zoltek Companies, Inc. of our report dated December 29, 2004, relating to the consolidated financial statements and financial statement schedule of Zoltek Companies, Inc., which appears in this Form 10-K.

/s/PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
St. Louis, Missouri
December 29, 2004